UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 362-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders

Three proposals described fully in the 2018 Proxy Statement of Sun Hydraulics Corporation (the “Company”) were presented for approval at the Company’s 2018 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 31, 2018. As of the record date, 31,587,244 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 29,823,005 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

The shareholders of the Company voted on the following three matters:

Proposal 1. Election of Directors

There were two directors standing for election at the Annual Meeting. The following persons were nominated and elected to serve as directors of the Company until the 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified: Wolfgang H. Dangel and David W. Grzelak. The voting results for each nominee were as follows:

Director	For	Withheld	Broker Non Votes
Wolfgang H. Dangel	27,388,298	288,287	2,146,420
David W. Grzelak	26,012,797	1,663,788	2,146,420

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 29, 2018, as disclosed in the 2018 Proxy Statement, received the following votes:

For	29,729,923
Against	5,050
Abstain	88,032
Broker Non Votes	-

Proposal 3: Advisory Vote to Approve Executive Compensation

The proposal to approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers, as disclosed in the 2018 Proxy Statement, received the following votes:

For	25,322,084
Against	2,253,466
Abstain	101,035
Broker Non Votes	2,146,420

Item 8.01.Other Events

On June 4, 2018, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing a $0.09 per share cash dividend on its common stock, payable on July 20, 2018, to shareholders of record as of July 5, 2018.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

99.1   Press release dated June 5, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

Dated: June 5, 2018	By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)

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